UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07749

T. Rowe Price Financial Services Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Financial Services Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Financial stocks suffered significant declines in the second half of the year, especially during the third quarter, as a lack of confidence in the stability of global sovereign bond markets eroded expectations for economic growth and heightened the pressure on banks around the world, especially in Europe. By the fourth quarter of 2011, the environment began to improve as central bank officials in many countries engaged in unprecedented coordinated actions to ease deteriorating liquidity conditions with an emphasis on helping European financial institutions. While financial stocks rallied on these measures, it was not enough to offset the losses incurred earlier in the year, and 2011 proved to be another disappointing year for the sector. In fact, 2011 is the fifth straight year that the financials sector underperformed the broad market.

On the heels of this weakness, your fund returned -13.57% in the second half of 2011—a mixed but mostly disappointing performance versus its benchmarks, as shown in the Performance Comparison table. The fund underperformed the Lipper Financial Services Funds Index and the Russell 3000 Financial Index but outperformed the Morningstar Financial Average. For the entire year, the fund underperformed all three benchmarks.

The biggest detractors from the fund in our 6- and 12-month reporting periods were Morgan Stanley, JPMorgan Chase, and Goldman Sachs. The fund was positioned to benefit from renewed capital markets activity in 2011. However, the market volatility triggered primarily by fears of a European sovereign crisis caused capital markets activity to shrink as corporate, institutional, and retail investors sought safety. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The largest positive contributor over the last six months of 2011 and for the full year was Citigroup convertible preferred stock, thanks to its healthy dividend and an overall recovery in credit spreads (the yield difference between high- and low-quality bonds) late in the year. Two other large positive contributors were MasterCard and Visa, as both companies generated significant free cash flow, have extremely high-quality balance sheets, and benefited from strong global consumer spending in 2011.

INVESTMENT OBJECTIVE AND STRATEGY

Our objective is to deliver superior risk-adjusted returns relative to similar financial services-focused offerings over any three-year period. We measure our results against three primary benchmarks: the Lipper Financial Services Funds Index, the Russell 3000 Financial Index, and the Morningstar Financial Average.

We will usually hold approximately 60 to 80 securities. We are comfortable owning large positions (4% of assets or more) in high-conviction ideas where we believe we have identified companies whose potential rewards significantly outweigh the risks. We will tend to hold a majority of the fund’s stocks in what we define as “core positions” of between 1.25% and 1.75% of assets. These core positions represent the stocks that we view as industry leaders with sustainable business models and attractive valuations. Finally, the fund will own a number of smaller positions (ranging from 0.50% to 1.00% of assets) that we believe represent higher-risk but higher-return opportunities.

We employ a bottom-up, fundamental investment process that relies heavily on the work of our team of dedicated investment analysts who collectively follow hundreds of small-, mid-, and large-cap financial companies around the world. We also strive to work closely with our fixed income colleagues, which we believe is a distinct advantage for us versus other investment firms. The basis of the T. Rowe Price investment approach is fundamental analysis of a security’s issuer rather than top-down global macroeconomic analysis. However, assessing the macro environment is a critical element of investing in many financial industries, particularly bank stocks, which are essentially highly levered plays on the economy of the bank’s geographic base. The strength of the economy dictates loan demand (think of this as volume of goods sold) as well as credit losses (a key aspect of the cost of goods sold). Our philosophy is to utilize our strength in bottom-up analysis to dictate our macro view. Through our global team’s continual discussion and assessment of stocks and their prospects, we occasionally find situations in which most of our team’s analysts find attractively priced investment ideas to be scarce or plentiful. That is the best signal to us that we have reached some sort of market peak or trough and informs our overall view of the macro environment.

We do not manage the fund with either a traditionally defined “value” or “growth” philosophy. Rather, our style can best be described as one with a heavy “quality” bias. Most financial services companies must employ a high degree of financial leverage to earn adequate returns on equity. Both the asset and the liability sides of commercial bank, trust bank, investment bank, and insurance company balance sheets are often very large and aggregated, making it difficult for outsiders to assess their strengths. This inherent opacity is what drives our self-described quality bias, as we are willing to pay higher multiples for shares of companies with proven management teams in most cases. We certainly are not risk averse or risk intolerant; rather, we believe that over multiple market cycles, we will compound wealth for fund shareholders most effectively by investing in the world’s truly great financial companies, as opposed to always seeking out stocks with the lowest absolute valuation multiples.

Part of this approach favors the use of convertible securities, debt securities, cash, and select nonfinancial companies to manage the portfolio’s risk/reward profile. While we use these instruments selectively, we occasionally find that they represent true opportunities to add value to the portfolio.

PORTFOLIO REVIEW

Your fund continues to be well diversified across 70 issuers of securities. The fund remains positioned for a recovery in the U.S. economy broadly and capital markets activity specifically (such as increased mergers and acquisitions and corporate issuance of equity and debt securities to raise capital). Over the course of 2011, however, we modestly decreased the fund’s investment bank holdings and reallocated most of the proceeds into a mix of regional banks and insurance companies—both life and property and casualty—where we saw good value.

Our largest purchase in the second half of 2011 was SLM Corporation (Sallie Mae), the student lending company with the number one market share in this niche product area. We began buying Sallie Mae in September based on our view that the stock was inexpensive (trading at seven times our estimate of 2012 earnings) and that the company had several favorable fundamental drivers, including improving asset quality, significant share-buyback capability, growth in private student loans, and increased market share of federal loan servicing. We were able to add to the stock on a significant sell-off in October, when President Obama announced a plan to ease student loan burdens. The plan should have very little impact on Sallie Mae, but the stock fell more than 12% in one day, creating a buying opportunity.

The second-largest purchase was Ameriprise Financial, a hybrid life insurance company and asset and wealth manager catering to mass affluent investors. During August, when equity markets and long-term Treasury bond yields collapsed, we purchased shares of Ameriprise on weakness. As the company gradually shifts its business mix from life insurance to asset and wealth management and continues to repurchase its stock and grow its earnings thanks to consistent expense management, we expect Ameriprise shares to appreciate.

While your fund is predominantly invested in U.S. financial services companies, we are mindful that there are often opportunities around the world. Thanks to T. Rowe Price’s global reach—with financial services analysts on five continents—we are able to take advantage of investment opportunities from around the world. The purchase of Banco Santander Chile was the result of our Latin American research team’s efforts to identify a very high-performing bank that was under temporary technical selling pressure due to a hasty sale of a portion of its parent company’s (Spain-based Santander) ownership stake. We took advantage of that short-term dislocation to invest in a bank with very high capital levels, strong loan demand, and a strong credit track record and based in one of the world’s most stable emerging markets.

The largest sale during the past six months was Aon, a name we have discussed in previous letters. This stock was a top performer for your fund during much of 2010 and 2011, and we took some profits during the last half of 2011. Aon remains a top 10 position, as we like the long-term cash generation and favorable earnings prospects driven by a combination of cyclical and company-specific factors. Our second-largest sale in the last six months was the elimination of Charles Schwab in July. This was prompted by our growing unease about the potential impact of money market mutual fund reforms on the company. The other notable sales we made during the back half of the year were the elimination of Credit Suisse and the reduction of our large position in Goldman Sachs. As discussed above, we determined that our large overweight in capital markets stocks was too big given the global uncertainty stemming from the European sovereign debt crisis plus the implementation of U.S. regulatory reform, so we used Goldman Sachs and Credit Suisse to fund purchases of stocks less exposed to these issues.

OUTLOOK

We begin the new year with some tangible evidence that 2012 may turn out to be strong for financial stocks, specifically U.S.-based companies. First, valuations are low and sentiment is poor, which are positives. Valuations as measured by price-to-book value ratios are as low as they’ve been in the past decade—except for the very worst points of the 2008–2009 financial crisis—especially in subsectors like diversified money center banks and life insurance. In response, we have built sizable positions in both of these subsectors.

Second, several key economic metrics, including U.S. nonfarm payrolls and—most importantly—U.S. housing starts, have been very resilient over the past several months. Housing and jobs are two of the key variables needed to lift bank earnings: Housing directly affects credit losses, and an increase in jobs should boost demand for loans and consumer credit and lead to greater corporate borrowing.

Third, an additional positive catalyst for 2012 is the increasing prospect for clarity on the U.S. regulatory changes affecting commercial and investment banks. Specifically, the final rules that will dictate what “proprietary” trading is (i.e., the Volcker Rule) and how the derivatives markets will be regulated should emerge by the middle of this year. Clarity on these two issues should provide significant relief to these industries, including our holdings of Morgan Stanley, JPMorgan Chase, and Goldman Sachs. Additionally, the Federal Reserve will make this year’s bank “stress test” results public, which we believe will increase transparency and benefit the strongest U.S. banks. Your fund owns several of these, including U.S. Bancorp, JPMorgan Chase, Wells Fargo, and PNC Financial Services Group.

Unfortunately, the skies are not all clear for financial stocks. The most important ingredient that is missing is an improving interest rate environment. As we’ve discussed in the past, a favorable interest rate backdrop is crucial for bank and insurance company profits. As of this writing, the 10-year U.S. Treasury bond yield remained at an uncomfortably low level of around 2.00%. This, along with low rates of shorter-maturity bonds, creates a flat yield curve that will continue to pressure profits. (Banks tend to have better profits when interest rates on the long-term loans they extend to borrowers are notably higher than the interest rates they pay to short-term depositors.) Unfortunately, there is little reason to believe that interest rates will rise materially this year as the Federal Reserve will likely engage in continued manipulation of the yield curve through purchases of Treasury securities in an effort to keep borrowing costs low in hopes of spurring growth.

Another potential negative is that the situation in Europe remains unresolved. The European Central Bank managed to creatively remove the immediate risk of a major bank failure thanks to its three-year longer-term refinancing operation (LTRO), which pumped nearly 500 billion euros of liquidity into the European banking system. However, the larger issue of reducing the debt burdens of several large eurozone members, notably Italy and Spain, remains a threat to European gross domestic product (GDP) growth and potentially the stability of the euro. Any negative shocks in Europe would be felt by the major U.S. banks due to the interconnectivity of global financial institutions and the likely negative revisions to U.S. GDP prospects from turmoil in Europe.

A final global risk that has taken on increasing significance is China’s potential housing/real estate bubble. As we saw in the U.S., the collapse of a real estate bubble can have significant negative ramifications for an economy and its banking system over several years. The Chinese government is well aware of this risk and has ample tools to use to orchestrate a so-called soft landing for its real estate market. But a misstep leading to weak economic results in China, combined with austerity-driven weakness in Europe, would almost certainly prove to be too much for the U.S. economy to overcome. This would likely negate the signs of improvement we are seeing in key U.S. economic data.

The combination of five years of financial stock underperformance and the resulting negative sentiment toward the sector, plus attractive valuations versus historic levels and improving economic data, has the potential to create a positive outcome for financial stocks in 2012. However, because we are not confident in a sustained improvement in the interest rate environment, your fund maintains a balanced overall positioning between stocks that should do very well in an improving interest rate environment and a mix of more defensive names that rely less on the interest rate environment for their earnings growth.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Eric Veiel
Chairman of the fund’s Investment Advisory Committee

January 23, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Financial Average: Tracks the performance of funds that seek capital appreciation by investing primarily in equity securities of financial services companies.

Russell 3000 Financial Index: A subindex of the Russell 3000 Index that includes all of the financials sector components of the Russell 3000.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/11
JPMorgan Chase	5.5%
U.S. Bancorp	4.4
Wells Fargo	3.2
MasterCard	3.1
Morgan Stanley	3.1
Citigroup	2.8
Invesco	2.8
Aon	2.6
Legg Mason	2.5
Prudential Financial	2.1
Fifth Third Bancorp	2.1
Visa	2.1
CBOE Holdings	2.1
Ameriprise Financial	2.1
CME Group	2.0
Sun Life Financial	1.9
American Express	1.8
SLM Corporation	1.8
Allstate	1.7
East West Bancorp	1.6
Zions Bancorporation	1.6
TD Ameritrade Holding	1.6
Aflac	1.6
PNC Financial Services Group	1.5
Goldman Sachs	1.5
Total	59.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 91.7%		
BANKS 27.7%		
Money Center Banks 9.3%		
Bank of America	330,164	1,836
JPMorgan Chase (1)	438,100	14,567
Wells Fargo	307,200	8,466
		24,869
Non-U.S. Banks 0.9%		
Banco Santander Chile, ADR	30,500	2,309
		2,309
Regional Banks 17.5%		
BankUnited (1)	94,800	2,085
BBCN Bancorp (1) (2)	65,600	620
East West Bancorp (1)	222,104	4,387
Fifth Third Bancorp (1)	62,100	790
First Horizon National (1)	460,138	3,681
M&T Bank (1)	36,100	2,756
PNC Financial Services Group (1)	71,700	4,135
Regions Financial	578,200	2,486
Signature Bank (1)(2)	21,500	1,290
TCF Financial (1)	335,000	3,457
Texas Capital Bancshares (1)(2)	59,500	1,821
U.S. Bancorp (1)	430,700	11,650
Western Alliance Bancorp (1)(2)	271,700	1,693
Wintrust Financial (1)	56,900	1,596
Zions Bancorporation (1)	269,300	4,384
		46,831
Total Banks		74,009
CAPITAL MARKETS 24.2%		
Asset Managers 8.2%		
Franklin Resources (1)	34,400	3,305

Invesco	366,100	7,355
Legg Mason (1)	272,600	6,556
Och-Ziff Capital Management, Partnership	251,300	2,113
Waddell & Reed Financial, Class A (1)	102,600	2,541
		21,870
Exchanges 5.9%		
CBOE Holdings (1)	216,300	5,593
CME Group	21,500	5,239
IntercontinentalExchange (2)	27,800	3,351
NYSE Euronext	55,500	1,449
		15,632
Security Brokers & Dealers 9.5%		
E*TRADE Financial (1)(2)	160,400	1,277
Goldman Sachs	45,200	4,087
Greenhill (1)	49,100	1,786
KBW (1)	185,100	2,810
Lazard, Partnership	113,200	2,956
Morgan Stanley	547,900	8,290
TD Ameritrade Holding (1)	271,700	4,252
		25,458
Trust Banks 0.6%		
Northern Trust (1)	40,775	1,617
		1,617
Total Capital Markets		64,577
FINANCE 11.6%		
Consumer Finance 3.7%		
American Express (1)	104,200	4,915
SLM Corporation (1)	365,500	4,898
		9,813

Diversified Financials 6.5%		
MasterCard, Class A	22,300	8,314
SS&C Technologies Holdings (1)(2)	184,400	3,330
Visa, Class A	56,200	5,706
		17,350
Thrift & Mortgage Finance 1.4%		
Capitol Federal Financial (1)	326,400	3,767
		3,767
Total Finance		30,930
INSURANCE 22.6%		
Insurance Agents - Brokers & Services 4.9%		
Aon (1)	147,400	6,899
Brown & Brown (1)	78,800	1,783
Fortegra Financial (1)(2)	80,700	539
Willis Group Holdings (1)	103,300	4,008
		13,229
Life Insurance 8.9%		
Aflac (1)	97,400	4,213
Ameriprise Financial	112,000	5,560
MetLife (1)	106,356	3,316
Prudential Financial (1)	114,100	5,719
Sun Life Financial	271,400	5,026
		23,834
Property & Casualty Insurance 8.8%		
Allstate (1)	164,500	4,509
Axis Capital Holdings	118,400	3,784
Chubb (1)	40,200	2,783
HCC Insurance Holdings (1)	98,000	2,695
Horace Mann Educators	98,700	1,353

Infinity Property & Casualty (1)	36,000	2,042
PartnerRe (1)	38,500	2,472
The Travelers Companies	36,500	2,160
White Mountains Insurance Group	3,500	1,587
		23,385
Total Insurance		60,448
REAL ESTATE 5.6%		
Real Estate 5.6%		
General Growth Properties, REIT (1)(2)(6)	98,500	1,479
Hatteras Financial (1)	103,200	2,721
Lennar, Class A (1)	138,400	2,720
Marriott, Class A (1)	64,614	1,885
Meritage (1)(2)	110,500	2,562
Ryland Group (1)	161,800	2,550
Walker & Dunlop (1)(2)	75,200	945
Total Real Estate		14,862
Total Common Stocks (Cost $232,067)		244,826
CONVERTIBLE PREFERRED STOCKS 5.6%		
BANKS 4.6%		
Money Center Banks 2.8%		
Citigroup (1)	91,700	7,464
		7,464
Regional Banks 1.8%		
Fifth Third Bancorp	34,600	4,927
		4,927
Total Banks		12,391

INSURANCE 1.0%		
Property & Casualty Insurance 1.0%		
Assured Guaranty (1)	49,000	2,649
Total Insurance		2,649
Total Convertible Preferred Stocks (Cost $16,128)		15,040
CONVERTIBLE BONDS 0.3%		
Penson Worldwide, 8.00%, 6/1/14 (3)	1,789,000	721
Total Convertible Bonds (Cost $2,081)		721
CORPORATE BONDS 0.3%		
Penson Worldwide, 12.50%, 5/15/17 (3)	1,425,000	894
Total Corporate Bonds (Cost $1,425)		894
SHORT-TERM INVESTMENTS 2.2%		
Money Market Funds 2.2%		
T. Rowe Price Reserve Investment Fund, 0.08% (4)(5)	5,911,912	5,912
Total Short-Term Investments (Cost $5,912)		5,912
SECURITIES LENDING COLLATERAL 9.3%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 9.3%		
Money Market Funds 9.3%		
T. Rowe Price Reserve Investment Fund, 0.08% (4)(5)	24,807,236	24,807
Total Investments through Securities Lending Program with State Street Bank and Trust Company		24,807
Total Securities Lending Collateral (Cost $24,807)		24,807

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/11
Investment Income (Loss)		
Income		
Dividend	$	5,205
Interest		500
Securities lending		50
Total income		5,755
Expenses		
Investment management		2,006
Shareholder servicing		718
Prospectus and shareholder reports		69
Custody and accounting		124
Registration		62
Legal and audit		26
Directors		7
Miscellaneous		12
Total expenses		3,024
Net investment income		2,731
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		9,250
Foreign currency transactions		4
Net realized gain		9,254
Change in net unrealized gain (loss)		
Securities		(60,471)
When-issued sales commitments		(6)
Other assets and liabilities denominated in foreign currencies		(6)
Change in net unrealized loss		(60,483)
Net realized and unrealized loss		(51,229)
DECREASE IN NET ASSETS FROM OPERATIONS	$	(48,498)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $13,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On December 31, 2011, the value of cash collateral investments was $24,807,000, and the value of loaned securities was $24,036,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $121,136,000 and $141,591,000, respectively, for the year ended December 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an overdistribution of taxable income not deemed a return of capital for tax purposes. Reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, totaled $2,901,000 and $3,222,000 respectively, and were characterized as ordinary income for tax purposes. At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. All or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2011, the fund utilized $10,234,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31,2011, expire as follows: $85,978,000 in fiscal 2016 and $60,403,000 in fiscal 2017; $2,869,000 have no expiration.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $95,000 for Price Associates; $419,000 for T. Rowe Price Services, Inc.; and $55,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2011, the fund was charged $41,000 for shareholder servicing costs related to the college savings plans, of which $28,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2011, approximately 5% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 225,117 shares of the fund, representing 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Financial Services Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $55,000 from short-term capital gains.

For taxable non-corporate shareholders, $2,734,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,734,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1996

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Financial Services Fund	Principal Occupation(s)

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Stephen M. Finamore, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher T. Fortune (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly intern, T. Rowe Price
(summer 2007); Senior Associate KPMG LLP
(to 2006); student, Columbia Business School
(to 2008)

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009); Research Analyst, Japanese
Equities & Sector Fund Portfolio Manager,
Fidelity Investments Japan Limited (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Ian C. McDonald (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Insurance Correspondent,
The Wall Street Journal (to 2007); and Staff
Reporter, The Wall Street Journal (2006)

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kathryn M. Mongelli (1976)	Vice President, T. Rowe Price
Vice President

Hwee Jan Ng, CFA (1966)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Jason B. Polun, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
F&C Asset Management (London) (to 2006)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Vice President,
Institutional Equity Trading, Merrill Lynch & Co.,
Inc. (to 2007)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012